SCHEDULE 14A

                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]   FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
--------------------------------------------------------------------------------

Check the appropriate box:
|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                                 Interiors, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in it Charter)

                            [NAME OF PERSON FILING]
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                                   INTERIORS

                               320 Washington St.
                          Mount Vernon, New York 10553

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held December 1, 1999

                    ----------------------------------------

To Our Stockholders:

      You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Interiors, Inc. (the "Company"), which will be held at the offices of the American Stock Exchange in conjunction with The Nasdaq-Amex Market Group located at 86 Trinity Place, New York, New York 10006, thirteenth floor, on Wednesday, December 1, 1999 at 10:00 a.m. (eastern standard time) for the following purposes:

      (a) To elect three directors to the Board of Directors for the ensuing year;

      (b) To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending June 30, 2000; and

      (c) To consider and act upon such other matters as may properly come before the meeting.

      The close of business on October 8, 1999 has been fixed as the record date for stockholders to receive notice of and to vote at the meeting or any adjournment or postponement thereof. Holders of one-third of the outstanding shares of the Company's Class A Common and Class B Common Stock must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth in the Proxy Statement and will not affect your right to vote in person in the event you attend the meeting.

                                       By Order of the Board of Directors,


                                       DAVID A. SCHWARTZ
                                       General Counsel, Executive Vice President
                                         & Secretary

Mount Vernon, New York
November 8, 1999

--------------------------------------------------------------------------------
 WHETHER YOU ATTEND THE MEETING OR NOT, YOU ARE REQUESTED TO SIGN AND DATE THE
  ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST
                                  CONVENIENCE.
--------------------------------------------------------------------------------

                                 INTERIORS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 1, 1999

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------


      This Proxy Statement is furnished by Interiors, Inc. ("Interiors" or the "Company"), a Delaware corporation with principal executive offices at 320 Washington Street, Mount Vernon, New York, 10553, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on Wednesday, December 1, 1999 at 10:00 a.m. (Eastern Standard Time), or any adjournments or postponements thereof (the "Meeting"). The Board has fixed the close of business on October 8, 1999 as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Meeting. As of that date, 31,378,067 shares of the Company's Class A Common Stock, $.001 par value per share ("Class A Common"), were issued and outstanding, and 2,455,000 shares of the Company's Class B Common Stock, $.001 par value per share ("Class B Common"), were issued and outstanding.

      Any person giving a proxy has the right to revoke it before it is exercised. It may be revoked either by filing an instrument of revocation with the Secretary of the Company or by delivering at the Meeting a duly executed proxy bearing a later date. It also may be revoked by attending the Meeting and voting in person.

      All expenses incurred in connection with solicitation of the enclosed proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, each of whom will receive no additional compensation for his or her services, may solicit proxies by mail, telephone, telegraph or personal call. The Company has requested brokers and nominees who hold stock in their names to furnish this proxy material to their customers, and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

      The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to the Company's stockholders is on or about November 8, 1999. A copy of the Company's Annual Report for the fiscal year ended June 30, 1999 accompanies this Proxy Statement.

Voting Rights

      Each share of Class A Common issued and outstanding on the Record Date is entitled to one vote, and each share of Class B Common issued and outstanding on the Record Date is entitled to five votes. Neither the holders of Class A Common, nor the holders of Class B Common, have the right to cumulate votes. An affirmative vote of a plurality of the shares of Class A Common and Class B Common, voting as a single class, present in person or represented by proxy at the Meeting and entitled to vote thereon, is required for the election of directors. Proxies will be received and tabulated by the Company's transfer agent. Votes cast in person at the Meeting will be tabulated by an election inspector appointed by the Company. Abstentions and "broker non-votes" are each included in the determination of the number of shares of Class A Common and Class B Common present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas "broker non-votes" are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

      At the Meeting, it is intended that the persons named in the proxy will vote for the election of the three nominees listed below, each director to serve until the next annual meeting or until his or her successor is elected and qualified. All of the nominees are now members of the Board. The persons named in the accompanying proxy intend to vote for the election of the nominees listed below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. If any nominee, for any reason currently unknown, cannot be a candidate for election, proxies will be voted for the election of a substitute recommended by the Board.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Nominees for Director

      The following information is furnished concerning the Company's nominees for director. All directors hold office until their resignation, retirement, removal, disqualification, death or until their successors have been elected and qualified. Vacancies in the existing Board are filled by majority vote of the remaining directors.

      Name                 Age     Position(s) Held with the Company
      -------------------  -----   ---------------------------------------------
      Max Munn             55      Chairman, Chief Executive Officer, President
                                   and Director

      Roger Lourie         54      Director

      Richard Josephberg   52      Director

      Max Munn has been a director of Interiors since March 1994 and Chairman of the Board and President since September 1995. At various times since September 1995, Mr. Munn was Chief Financial Officer of Interiors. Mr. Munn previously held the positions of Executive Vice President, Operations and Secretary of Interiors from February 1994 through September 1995. Mr. Munn served as Vice President of A.P.F. Holdings, Inc. from May 1993 until A.P.F. Holdings, Inc. merged with Interiors in March 1994. Since June 1996, Mr. Munn has served as a director of Decor Group, Inc., a publicly-traded affiliate of Interiors, and since March 1999, Mr. Munn has served as a director and an officer of CSL Lighting Manufacturing, Inc., a publicly-traded affiliate of Interiors.

      Roger Lourie has served as a director of Interiors since May 1995. Since 1980, Mr. Lourie has been a General Partner of Tremont Associates, a private equity investment fund, and since 1980 has served as President of Misty Ridge Associates, another private equity investment fund. Mr. Lourie is also Chairman of the Board of Pneumatic Tool, Inc., a tool manufacturer and Devon-Adair Publishing, Inc., a book publisher. Mr. Lourie received a B.S. degree in engineering from Rensselaer Polytechnic Institute of Technology and M.B.A. and M.I.A. degrees from Columbia University in New York.

      Richard Josephberg has served as a director of Interiors since October 1995. Since 1986, Mr. Josephberg has served as the Chairman of Josephberg Grosz & Co., Inc., a New York-based investment banking firm specializing in providing private institutional capital to emerging growth companies. From 1969 through 1975, Mr. Josephberg served as a consultant with Goldman Sachs & Co. Additionally, from 1985 through 1990, Mr. Josephberg served as a member of the New York Stock Exchange. Mr. Josephberg received a B.B.A. degree from the University of Cincinnati, and attended the M.B.A. program at Bernard Baruch Graduate School of Business in New York.

Committees and Compensation of the Board

      The Company has a standing Audit Committee and Compensation Committee. During the Company's last fiscal year, the Board held six meetings, and each director attended at least 75% of all Board meetings and meetings of Committees on which he served.

Audit Committee

      The Audit Committee, consisting of Messrs. Lourie and Josephberg, met once during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report and management letter.

Compensation Committee

      The Compensation Committee, consisting of Messrs. Lourie and Josephberg, met once during the last fiscal year. The Compensation Committee reviews and approves executive salaries and administers bonus, incentive compensation and stock option plans of the Company. The Compensation Committee advises and consults with management regarding other benefits and significant compensation policies and practices of the Company.

Director's Compensation

      Directors receive annual cash compensation of $30,000, paid quarterly, for their services to the Company as directors, and are reimbursed for any expenses actually incurred in connection with attending meetings of the Board. In addition, the Company's 1994 Director Stock Option and Appreciation Rights Plan provides for an annual grant of options to each director to purchase 10,000 shares of the Company's Class A Common at fair market value at date of grant. Options are granted to directors as of the second Monday in May of each year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of October 8, 1999, certain information as of the date thereof with respect to: (i) all persons known by the Company to be the beneficial owner of more than 5% of the shares of Class A Common or the Class B Common, (ii) all directors and nominees for director, (iii) each executive officer named below (the "Named Officers") and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and the Named Officers is the Company's address unless otherwise stated in the table below.

Name and Address of                                            Percent of Class
Beneficial Owner            Title of Class   Number of Shares  (a)(b)
----------------            --------------   ----------------  -----------------

Max Munn                    Class A Common       29,750 (c)              *
                            Class B Common    2,455,000 (c)           100%

Laurie Munn                 Class A Common       29,750                  *
14 Tomkins Avenue           Class B Common    2,455,000               100%
Hastings, NY 10706

Richard P. Belenski         Class A Common      163,025(d)               *
                            Class B Common            -                 0%

Todd Langner                Class A Common       58,820(e)               *
                            Class B Common            -                 0%

James McCorry               Class A Common      297,774(f)               *
                            Class B Common            -                 0%

Dennis D'Amore              Class A Common      100,000(g)               *
                            Class B Common                              0%

Roger Lourie                Class A Common       40,000                  *
                            Class B Common            -                 0%

Richard Josephberg          Class A Common      223,633 (h)              *
                            Class B Common            -                 0%

All Executive Officers and  Class A Common      913,002               2.8%
Directors as a Group        Class B Common    2,455,000               100%
(9 persons) (i)

----------
*  Less than 1%.

(a) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.

(b) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities (including, without limitation, shares of Class B Common) exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(c) Includes 29,750 shares of Class A Common and 2,455,000 Class B Common held by Laurie Munn, Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of such shares.

(d)   Includes options to purchase 163,025 shares Class A Common.

(e)   Includes options to purchase 20,000 shares of Class A Common.

(f)   Includes options to purchase 200,000 shares of Class A Common.

(g)   Includes options to purchase 100,000 shares of Class A Common.

(h) Includes 8,200 shares of Class A Common held by Mr Josephberg's wife, as custodian for his daughter, 8,625 shares of Class A Common held by his son, 8,575 shares of Class A Common held by his daughter, 50,333 shares Class A Common held by JG Partners, LP, which is owned 1% by Mr. Josephberg, and 99% by his family, and 12,900 shares of Class A Common and warrants to purchase 135,000 shares of Class A Common held by JG Capital, Inc., which is 100% owned by JG Partners, LP. Mr. Josephberg disclaims beneficial ownership of all securities reported herein.

(i)   Includes options and warrants to purchase 618,025 shares of Class A
      Common.

      Laurie Munn has pledged all of shares of Class B Common held by her as security for the Company's obligations, approximately $2.0 million, owed to Finova Growth Finance ("Finova") and the Landis Brothers Corporation ("Landis"). In the event of a default by the Company, such lenders are entitled to foreclose on the shares of Class B Common. Such event may result in a change of control of the Company.

      There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse the Company or any of its subsidiaries.

                             EXECUTIVE COMPENSATION

      The following table sets forth below information concerning the annual and long-term compensation for services in all capacities to the Company during the fiscal year ended June 30, 1999 of the Named Officers.

Summary Compensation Table(a)

                                                              Long Term
                                                             Compensation
                                  Annual Compensation (b)
                                                              Securities                All other
   Name and                                                   Underlying               Compensation
Principal Position         Year    Salary ($)   Bonus($)       Options (#)                  ($)
------------------         ----    ----------   --------       -----------                  ---
Max Munn                   1999      220,231        -         3,250,000(c)                  (d)
Chief Executive            1998      150,000        -                 -                    -
Officer and President      1997      109,610        -                 -                    -

James McCorry              1999      184,615    75,000(e)       300,000                    -
President of Habitat       1998            -         -                -                    -
Solutions, Inc.            1997            -         -                -                    -

Todd Langner               1999      166,266    50,000          100,000               78,750(f)
Executive Vice President   1998            -         -                -                    -
                           1997            -         -                -                    -

Richard Belenski           1999      121,154                    363,025               65,000(g)
Chief Financial Officer    1998            -         -                -                    -
                           1997            -         -                -                    -

Dennis D'Amore             1999      110,664    25,250          300,000
Executive Vice President   1998
                           1997

(a) Does not include perquisites and other personal benefits, securities or property, unless the aggregate amount of such compensation exceeds the lesser of $50,000 or 10% of the named executive officer's salary and bonus compensation.

(b) The salary and bonus amounts in the table are for the periods July 1 through June 30, 1999, 1998 and 1997.

(c) Includes options to purchase 2,500,000 shares of Class A Common and 250,000 shares of Series A Preferred Stock, par value $.01 per share ("Series A Preferred") (each of which is convertible into three shares of Class A Common).

(d) The executive is entitled to receive five time his annual salary and a number of shares equal to all outstanding options previously granted to the executive upon a "change of control" of the Company.

(e) The executive is entitled to receive shares of Class A Common having a fair market value of $75,000 on July 31, 1998, 1999 and 2000.

(f) Includes 38,820 shares of Class A Common and $53,750 paid as a signing bonus.

(g) Includes options to purchase 63,025 shares of Class A Common at and exercise price of $.001 issued as a signing bonus.

 Stock Options

      The following tables set forth information concerning the grant of stock options to each of the Named Officers in fiscal year 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                                   Percent of
                                      Total
                      Number of      Options                                        Potential Realizable Value at Assumed
                      Securities    Granted to   Exercise    Market                     Annual Rates of Stock Price
                      Underlying    Employees    or Base    Price on                    Appreciation for Option Term
                       Options      in Fiscal     Price      Date of   Expiration    0%            5%             10%
    Name               Granted      Year 1999     ($/sh)      Grant       Date       --            --             ---
    ----               -------      ---------     ------      -----       ----
                                                                                         -            0               0
Max Munn             2,500,000(a)        61.4       1.19                11/02/10         -            0               0
                       250,000(a)       100.0       3.63                11/02/10
                                                                                         -      318,000         807,000
James McCorry          300,000(b)           *       1.69                 7/31/08
                                                                                         -       81,000         206,000
Todd Langner           100,000              *       1.29                      (e)
                                                                                         -      225,000         570,000
Richard Belenski       300,000(c)           *       1.19                11/02/08    65,000      112,269         184,748
                        63,025(d)           *       .001       1.19     11/02/08
                                                                                                225,000         570,000
Dennis D'Amore         300,000(c)           *       1.19                11/02/08


----------
*     less than 1%

(a) Options for 2,500,000 shares of Class A Common and 250,000 shares of Series A Preferred vest on November 1, 2008, subject to acceleration at a rate of 10% per year if certain defined performance measures are met. The exercise price for these options is the closing market price on November 2, 1998 with increases of 10% per year. Upon a "change of control" of the Company, the options accelerate and the executive is to be issued an amount of shares equal to the number of then outstanding options without payment of the exercise price.

(b)   The options vest one-third each year commencing July 7, 1998.

(c)   The options vest one-third each year commencing November 2, 1999.

(d)   The options are immediately exercisable.

(e) The options vest one-fifth each year commencing August 14, 1999 and expire one year after vesting.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                    Number of Securities Underlying Options at    Value of Unexercisable In-the-Money Options at
Name              Fiscal Year-End (#) Exercisable/Unexercisable   Fiscal Year-End ($) Exercisable/Unexercisable
----              ---------------------------------------------   ---------------------------------------------
Max Munn                         0/2,500,000                                   0/0
                                  0/250,000                                    0/0

James McCorry                  100,000/200,000                                 0/0

Todd Langner                    20,000/80,000                                  0/0

Richard Belenski                63,025/300,000                            66,743/39,000

Dennis D'Amore                     0/300,000                                 0/39,000

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee currently consists of Messrs. Josephberg and Lourie. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 1999. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      From time to time, the Company has entered into transactions with parties related to the Company. The Company believes that all transactions with related parties were entered into on terms no more or less favorable to the Company than could have been obtained from unrelated third parties.

      During fiscal year 1999, the Company generated management fees in the amount of $115,000 in connection with the provision of management services to Decor Group, Inc., a publicly-traded corporation ("Decor"). The Company owns 83,333 shares of Series A Non-Voting Convertible Preferred Stock, 6,666,667 shares of Series B Non-Convertible Voting Preferred Stock and 18,311 shares of Series C Non-Voting Convertible Preferred Stock of Decor. Such ownership amounts to approximately 78% of the voting securities of Decor and is subject to the Voting Agreement. Messrs. Munn and D'Amore are directors of Decor. As of June 30, 1999, Decor owes the Company $1,005,542. The Company has established reserves for the uncollectibility of this entire receivable and the possibility that the Company would be required to pay up to $300,000 pursuant to its guaranty of approximately $580,000 of indebtedness of Decor owed to Austin Financial Services Corp.

      During fiscal year 1999, the Company loaned CSL Lighting Manufacturing, Inc. ("CSL") an aggregate of $355,000 in exchange for two 6.75% promissory notes due April 30, 2001 and convertible into common stock of CSL at $0.345 per share. In addition, the Company generated management fees in the amount of approximately $200,000 in connection with the provision of certain management services to CSL. The Company owns 51% of the outstanding common stock of CSL, and Messrs. Munn, Belenski and Schwartz are directors of CSL. As of June 30, 1999, CSL owes the Company $362,804. The Company has guaranteed debt of CSL owed to Coast Business Credit in the amount of approximately $1.6 million as of June 30, 1999.

      During fiscal year 1999, the Company loaned $275,000 to Photo-to-Art, Ltd. ("Photo-to-Art"). In addition, the Company was paid $76,320 from Photo-to-Art in connection with the sublease of certain space in the Company's facility located in Mount Vernon and $215,771 for the purchase of merchandise. The Company owns 270,000 shares, or approximately 0.5%, of the common stock of Photo-to-Art and warrants to purchase 120,000 common shares of Photo-to-Art at $4.50 per share. As of June 30, 1999, Photo-to-Art owes the Company $325,000 for which a $250,00 reserve has been established. The Company has established reserves for the uncollectibility of $250,000 of this receivable. Max Munn, the Company's Chairman, President and Chief Executive Officer, has guaranteed debt of Photo-to-Art of approximately $180,000.

      During fiscal year 1999, the Company earned $375,000 of management fees from an entity that was subsequently acquired for general management services.

      During fiscal year 1999, the Company issued 375,000 Class B Shares to Laurie Munn, wife of the Company's Chief Executive Officer, in consideration for her personal guarantee of $5,300,000 of the Company's obligations in connection with its acquisitions of Windsor and Troy. In addition, the Company issued 1,350,000 Class B Shares to Ms. Munn upon the exercise of an option. The exercise price for the option was $1,350 in cash and a promissory note in the amount of $1,606,500. The note bears interest at a rate of 6.5% per annum and matures on December 8, 2005. As of June 30, 1999, Ms. Munn owes the Company $2,555,100, plus accrued interest, all of which is secured by a lien, which is subordinate to liens held by the Finova and Landis, on 2,455,000 Class B Shares, and Ms Munn guarantees debt of the Company in the amount of $2.4 million.

      During fiscal year 1999, the Company paid Morris Munn, father of the Company's Chief Executive Officer, $64,405 for consulting services pursuant to a five-year agreement commencing June 30, 1996.

      During fiscal year 1999, the Company caused the payment of $500,000 to Ann Stevens, a former executive of the Company and sister of the Company's President and Chief Executive Officer to extinguish all of the Company's obligations under a settlement agreement.

      In connection with certain investment banking services provided during fiscal year 1999 by Josephberg Grosz, an affiliate of Richard Josephberg, a director of the Company, the Company issued (a) a four-year warrant to purchase 135,000 Class A Shares at $1.75 per share, 4,650 Class A Shares and $30,000 cash to JG Capital, Inc., (b) 15,000 Class A Shares to JG Partners, LP (c) 5,350 Class A Shares to various designees named by Richard Josephberg. The shares were valued at the fair market value on the date of issuance.

      During fiscal year 1999, the Company made advances aggregating $458,057 to the Company's Chief Executive Officer. As of September 15, 1999, this entire amount was repaid to the Company.

      The Company will not permit loans or other transactions among the Company and the officers, directors, principal shareholders, or affiliates of any of them for other than bona fide business purposes or on terms no less favorable than could be obtained from third parties, unless approved by a majority of the disinterested directors and the independent directors, if any, of the Company.

      Mr. Munn may be deemed to be a "parent" or "promoter" of the Company, as that term is defined in the Securities Act.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who beneficially own more than ten percent of the Class A Shares ("Section 16 Participants"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of such forms furnished to the Company and certain representations from the Section 16 Participants, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis, except for Laurie Munn, Max Munn, Richard Josephberg, Roger Lourie, Dennis D'Amore, Richard P. Belenski, and Todd Langner, who filed certain reports late.

                             APPOINTMENT OF AUDITORS

                                (PROPOSAL NO. 2)

      The firm of Arthur Andersen LLP, independent auditors, has been the Company's independent auditors since October 9, 1990 and has been selected by the Board to serve as its independent auditors for the fiscal year ending June 30, 2000.

      The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee are Richard Josephberg and Roger Lourie.

      Professional services performed by Arthur Andersen LLP for the fiscal year ended June 30, 1999 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

      The Audit Committee approved in advance or ratified each of the major professional services provided by Arthur Andersen LLP and considered the possible effect of each such service on the independence of that firm.

      Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions during the Meeting.

      THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
AUDITORS

                                  OTHER MATTERS

      Management knows of no other business to be presented at the Meeting. If other matters do properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                              STOCKHOLDER PROPOSALS

      Proposals by stockholders to be presented at the Company's 2000 annual meeting must be received by the Company no later than 120 days prior to December 1, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting.

                             STOCKHOLDER INFORMATION

      ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE 1999 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 320 WASHINGTON STREET, MT. VERNON, NEW YORK, 10553, ATTENTION:
CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                                       By Order of the Board of Directors,

                                       DAVID A. SCHWARTZ
                                       General Counsel, Executive Vice President
                                         & Secretary

Dated: November 8, 1999

                                 INTERIORS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 1, 1999

      Max Munn and David A. Schwartz, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of Class A Common Stock, $.001 par value, and Class B Common Stock, $.001 par value, of Interiors, Inc. held of record by the undersigned on October 8, 1999, as directed and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on December 1, 1999, and at any adjournment or postponement thereof, as if the undersigned were present and voting at the meeting.

      Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked by youat any time prior to its use.

      The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

      The Board of Directors recommends a vote FOR each of the nominees named in Proposal No. 1 and FOR Proposal No. 2.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS: 1) Max Munn, 2) Roger Lourie and 3) Richard Josephberg

                        |_| For All Nominees |_| Withhold All Nominees

      To withhold authority to vote for any individual nominee(s), write the nominee's names on the space(s) provided below:

________________________________________________________________________________

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT                 FOR |_| AGAINST |_| ABSTAIN |_|
OF ARTHUR ANDERSEN LLP AS
INDEPENDENT AUDITORS.

Dated___________________, 1998           _______________________________________
                                               Signature

Dated___________________, 1998           _______________________________________
                                               Signature if held jointly

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS